                                                 Exhibit 99.6
--------------------------------------------------------------------------------
                                                 Monthly Operating Report

   ----------------------------------
   CASE NAME: OK Turbines, Inc.                 ACCRUAL BASIS
   ----------------------------------

   ----------------------------------
   CASE NUMBER: 400-42146-BJH-11                 02/13/95, RWD, 2/96
   ----------------------------------

   ----------------------------------
   JUDGE: Barbara J. Houser
   ----------------------------------

                     UNITED STATES BANKRUPTCY COURT

                       NORTHERN DISTRICT OF TEXAS

                             SIXTH DIVISION

                        MONTHLY OPERATING REPORT

                       MONTH ENDING: JULY 31, 2002


   IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


   RESPONSIBLE PARTY:

   /s/ Drew Keith                                Chief Financial Officer
   ------------------------------------        ----------------------------
   ORIGINAL SIGNATURE OF RESPONSIBLE PARTY             TITLE

   Drew Keith                                        8/20/2002
   ------------------------------------        ----------------------------
   PRINTED NAME OF RESPONSIBLE PARTY                   DATE

   PREPARER:

   /s/ Jessica L. Wilson                         Chief Accounting Officer
   ------------------------------------        ----------------------------
   ORIGINAL SIGNATURE OF PREPARER                      TITLE

   Jessica L. Wilson                                 8/20/2002
   ------------------------------------        ----------------------------
   PRINTED NAME OF PREPARER                            DATE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                            Monthly Operating Report

-------------------------------------
CASE NAME: OK Turbines, Inc.                        ACCRUAL BASIS-1
-------------------------------------

-------------------------------------
CASE NUMBER: 400-42146-BJH-11               02/13/95, RWD, 2/96
-------------------------------------

-------------------------------------
COMPARATIVE BALANCE SHEET
------------------------------------------------------------------------------------------------------
                                     SCHEDULE            MONTH             MONTH             MONTH
                                                     -------------------------------------------------
ASSETS                                AMOUNT           July 2002
------------------------------------------------------------------------------------------------------
1.   UNRESTRICTED CASH                 $  299,835      $          0              $0                $0
------------------------------------------------------------------------------------------------------
2.   RESTRICTED CASH                   $        0      $          0              $0                $0
------------------------------------------------------------------------------------------------------
3.   TOTAL CASH                        $  299,835      $          0              $0                $0
------------------------------------------------------------------------------------------------------
4.   ACCOUNTS RECEIVABLE (NET)         $  569,077      $     89,622              $0                $0
------------------------------------------------------------------------------------------------------
5.   INVENTORY                         $4,135,448      $          0              $0                $0
------------------------------------------------------------------------------------------------------
6.   NOTES RECEIVABLE                  $        0      $          0              $0                $0
------------------------------------------------------------------------------------------------------
7.   PREPAID EXPENSES                  $        0      $          0              $0                $0
------------------------------------------------------------------------------------------------------
8.   OTHER (ATTACH LIST)               $   30,000      $  2,775,964              $0                $0
------------------------------------------------------------------------------------------------------
9.   TOTAL CURRENT ASSETS              $5,034,360      $  2,865,586              $0                $0
------------------------------------------------------------------------------------------------------
10.  PROPERTY, PLANT & EQUIPMENT       $  474,012      $          0              $0                $0
------------------------------------------------------------------------------------------------------
11.  LESS: ACCUMULATED
     DEPRECIATION / DEPLETION          $        0      $          0              $0                $0
------------------------------------------------------------------------------------------------------
12.  NET PROPERTY, PLANT &
     EQUIPMENT                         $  474,012      $          0              $0                $0
------------------------------------------------------------------------------------------------------
13.  DUE FROM INSIDERS                 $        0      $          0              $0                $0
------------------------------------------------------------------------------------------------------
14.  OTHER ASSETS - NET OF
     AMORTIZATION (ATTACH LIST)        $        0      $          0              $0                $0
------------------------------------------------------------------------------------------------------
15.  OTHER (ATTACH LIST)               $        0      $          0              $0                $0
------------------------------------------------------------------------------------------------------
16.  TOTAL ASSETS                      $5,508,372      $  2,865,586              $0                $0
------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
------------------------------------------------------------------------------------------------------
17.  ACCOUNTS PAYABLE                                  $          0              $0                $0
------------------------------------------------------------------------------------------------------
18.  TAXES PAYABLE                                          ($4,546)             $0                $0
------------------------------------------------------------------------------------------------------
19.  NOTES PAYABLE                                     $          0              $0                $0
------------------------------------------------------------------------------------------------------
20.  PROFESSIONAL FEES                                 $          0              $0                $0
------------------------------------------------------------------------------------------------------
21.  SECURED DEBT                                      $          0              $0                $0
------------------------------------------------------------------------------------------------------
22.  OTHER (ATTACH LIST)                               $      2,876              $0                $0
------------------------------------------------------------------------------------------------------
23.  TOTAL POSTPETITION
     LIABILITIES                                            ($1,670)             $0                $0
------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
------------------------------------------------------------------------------------------------------
24.  SECURED DEBT                      $        0      $          0              $0                $0
------------------------------------------------------------------------------------------------------
25.  PRIORITY DEBT                     $   28,268      $          0              $0                $0
------------------------------------------------------------------------------------------------------
26.  UNSECURED DEBT                    $  493,554      $    522,197              $0                $0
------------------------------------------------------------------------------------------------------
27.  OTHER (ATTACH LIST)               $        0      $          0              $0                $0
------------------------------------------------------------------------------------------------------
28.  TOTAL PREPETITION LIABILITIES     $  521,822      $    522,197              $0                $0
------------------------------------------------------------------------------------------------------
29.  TOTAL LIABILITIES                 $  521,822      $    520,527              $0                $0
------------------------------------------------------------------------------------------------------
EQUITY
------------------------------------------------------------------------------------------------------
30.  PREPETITION OWNERS' EQUITY                        $  3,790,619              $0                $0
------------------------------------------------------------------------------------------------------
31.  POSTPETITION CUMULATIVE
     PROFIT OR (LOSS)                                   ($1,445,560)             $0                $0
------------------------------------------------------------------------------------------------------
32.  DIRECT CHARGES TO EQUITY
     (ATTACH EXPLANATION)
------------------------------------------------------------------------------------------------------
33.  TOTAL EQUITY                      $        0      $  2,345,059              $0                $0
------------------------------------------------------------------------------------------------------
34.  TOTAL LIABILITIES &
     OWNERS' EQUITY                    $  521,822      $  2,865,586              $0                $0
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                Monthly Operating Report

     ---------------------------------
     CASE NAME: OK Turbines, Inc.          ACCRUAL BASIS-2
     ---------------------------------

     ---------------------------------
     CASE NUMBER: 400-42146-BJH-11              02/13/95, RWD, 2/96
     ---------------------------------

     -----------------------
     INCOME STATEMENT
     ---------------------------------------------------------------------------------------
                                                  MONTH        MONTH        MONTH    QUARTER
                                                ----------------------------------
     REVENUES                                   July 2002                             TOTAL
     ---------------------------------------------------------------------------------------
     1.   GROSS REVENUES                                $0        $0           $0         $0
     ---------------------------------------------------------------------------------------
     2.   LESS: RETURNS & DISCOUNTS                     $0        $0           $0         $0
     ---------------------------------------------------------------------------------------
     3.   NET REVENUE                                   $0        $0           $0         $0
     ---------------------------------------------------------------------------------------
     COST OF GOODS SOLD
     ---------------------------------------------------------------------------------------
     4.   MATERIAL                                      $0        $0           $0         $0
     ---------------------------------------------------------------------------------------
     5.   DIRECT LABOR                                  $0        $0           $0         $0
     ---------------------------------------------------------------------------------------
     6.   DIRECT OVERHEAD                               $0        $0           $0         $0
     ---------------------------------------------------------------------------------------
     7.   TOTAL COST OF GOODS SOLD                      $0        $0           $0         $0
     ---------------------------------------------------------------------------------------
     8.   GROSS PROFIT                                  $0        $0           $0         $0
     ---------------------------------------------------------------------------------------
     OPERATING EXPENSES
     ---------------------------------------------------------------------------------------
     9.   OFFICER / INSIDER COMPENSATION                $0        $0           $0         $0
     ---------------------------------------------------------------------------------------
     10.  SELLING & MARKETING                           $0        $0           $0         $0
     ---------------------------------------------------------------------------------------
     11.  GENERAL & ADMINISTRATIVE                      $0        $0           $0         $0
     ---------------------------------------------------------------------------------------
     12.  RENT & LEASE                                  $0        $0           $0         $0
     ---------------------------------------------------------------------------------------
     13.  OTHER (ATTACH LIST)                           $0        $0           $0         $0
     ---------------------------------------------------------------------------------------
     14.  TOTAL OPERATING EXPENSES                      $0        $0           $0         $0
     ---------------------------------------------------------------------------------------
     15.  INCOME BEFORE NON-OPERATING
          INCOME & EXPENSE                              $0        $0           $0         $0
     ---------------------------------------------------------------------------------------
     OTHER INCOME & EXPENSES
     ---------------------------------------------------------------------------------------
     16.  NON-OPERATING INCOME (ATT. LIST)              $0        $0           $0         $0
     ---------------------------------------------------------------------------------------
     17.  NON-OPERATING EXPENSE (ATT. LIST)             $0        $0           $0         $0
     ---------------------------------------------------------------------------------------
     18.  INTEREST EXPENSE                              $0        $0           $0         $0
     ---------------------------------------------------------------------------------------
     19.  DEPRECIATION / DEPLETION                      $0        $0           $0         $0
     ---------------------------------------------------------------------------------------
     20.  AMORTIZATION                                  $0        $0           $0         $0
     ---------------------------------------------------------------------------------------
     21.  OTHER (ATTACH LIST)                           $0        $0           $0         $0
     ---------------------------------------------------------------------------------------
     22.  NET OTHER INCOME & EXPENSES                   $0        $0           $0         $0
     ---------------------------------------------------------------------------------------
     REORGANIZATION EXPENSES
     ---------------------------------------------------------------------------------------
     23.  PROFESSIONAL FEES                             $0        $0           $0         $0
     ---------------------------------------------------------------------------------------
     24.  U.S. TRUSTEE FEES                             $0        $0           $0         $0
     ---------------------------------------------------------------------------------------
     25.  OTHER (ATTACH LIST)                           $0        $0           $0         $0
     ---------------------------------------------------------------------------------------
     26.  TOTAL REORGANIZATION EXPENSES                 $0        $0           $0         $0
     ---------------------------------------------------------------------------------------
     27.  INCOME TAX                                    $0        $0           $0         $0
     ---------------------------------------------------------------------------------------
     28.  NET PROFIT (LOSS)                             $0        $0           $0         $0
     ---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                 Monthly Operating Report

     ---------------------------------
     CASE NAME: OK Turbines, Inc.           ACCRUAL BASIS-3
     ---------------------------------

     ---------------------------------
     CASE NUMBER: 400-42146-BJH-11               02/13/95, RWD, 2/96
     ---------------------------------

     ----------------------------------------------------------------------------------
     CASH RECEIPTS AND                          MONTH        MONTH     MONTH    QUARTER
                                             -------------------------------
     DISBURSEMENTS                              July 2002                        TOTAL
     ----------------------------------------------------------------------------------
     1.   CASH - BEGINNING OF MONTH                    $0       $0        $0        $0
     ----------------------------------------------------------------------------------
     RECEIPTS FROM OPERATIONS
     ----------------------------------------------------------------------------------
     2.   CASH SALES                                   $0       $0        $0        $0
     ----------------------------------------------------------------------------------
     COLLECTION OF ACCOUNTS RECEIVABLE
     ----------------------------------------------------------------------------------
     3.   PREPETITION                                  $0       $0        $0        $0
     ----------------------------------------------------------------------------------
     4.   POSTPETITION                                 $0       $0        $0        $0
     ----------------------------------------------------------------------------------
     5.   TOTAL OPERATING RECEIPTS                     $0       $0        $0        $0
     ----------------------------------------------------------------------------------
     NON - OPERATING RECEIPTS
     ----------------------------------------------------------------------------------
     6.   LOANS & ADVANCES (ATTACH LIST)               $0       $0        $0        $0
     ----------------------------------------------------------------------------------
     7.   SALE OF ASSETS                               $0       $0        $0        $0
     ----------------------------------------------------------------------------------
     8.   OTHER (ATTACH LIST)                          $0       $0        $0        $0
     ----------------------------------------------------------------------------------
     9.   TOTAL NON-OPERATING RECEIPTS                 $0       $0        $0        $0
     ----------------------------------------------------------------------------------
     10.  TOTAL RECEIPTS                               $0       $0        $0        $0
     ----------------------------------------------------------------------------------
     11.  TOTAL CASH AVAILABLE                         $0       $0        $0        $0
     ----------------------------------------------------------------------------------
     OPERATING DISBURSEMENTS
     ----------------------------------------------------------------------------------
     12.  NET PAYROLL                                  $0       $0        $0        $0
     ----------------------------------------------------------------------------------
     13.  PAYROLL TAXES PAID                           $0       $0        $0        $0
     ----------------------------------------------------------------------------------
     14.  SALES, USE & OTHER TAXES PAID                $0       $0        $0        $0
     ----------------------------------------------------------------------------------
     15.  SECURED / RENTAL / LEASES                    $0       $0        $0        $0
     ----------------------------------------------------------------------------------
     16.  UTILITIES                                    $0       $0        $0        $0
     ----------------------------------------------------------------------------------
     17.  INSURANCE                                    $0       $0        $0        $0
     ----------------------------------------------------------------------------------
     18.  INVENTORY PURCHASES                          $0       $0        $0        $0
     ----------------------------------------------------------------------------------
     19.  VEHICLE EXPENSES                             $0       $0        $0        $0
     ----------------------------------------------------------------------------------
     20.  TRAVEL                                       $0       $0        $0        $0
     ----------------------------------------------------------------------------------
     21.  ENTERTAINMENT                                $0       $0        $0        $0
     ----------------------------------------------------------------------------------
     22.  REPAIRS & MAINTENANCE                        $0       $0        $0        $0
     ----------------------------------------------------------------------------------
     23.  SUPPLIES                                     $0       $0        $0        $0
     ----------------------------------------------------------------------------------
     24.  ADVERTISING                                  $0       $0        $0        $0
     ----------------------------------------------------------------------------------
     25.  OTHER (ATTACH LIST)                          $0       $0        $0        $0
     ----------------------------------------------------------------------------------
     26.  TOTAL OPERATING DISBURSEMENTS                $0       $0        $0        $0
     ----------------------------------------------------------------------------------
     REORGANIZATION EXPENSES
     ----------------------------------------------------------------------------------
     27.  PROFESSIONAL FEES                            $0       $0        $0        $0
     ----------------------------------------------------------------------------------
     28.  U.S. TRUSTEE FEES                            $0       $0        $0        $0
     ----------------------------------------------------------------------------------
     29.  OTHER (ATTACH LIST)                          $0       $0        $0        $0
     ----------------------------------------------------------------------------------
     30.  TOTAL REORGANIZATION EXPENSES                $0       $0        $0        $0
     ----------------------------------------------------------------------------------
     31.  TOTAL DISBURSEMENTS                          $0       $0        $0        $0
     ----------------------------------------------------------------------------------
     32.  NET CASH FLOW                                $0       $0        $0        $0
     ----------------------------------------------------------------------------------
     33.  CASH - END OF MONTH                          $0       $0        $0        $0
     ----------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     Monthly Operating Report

   ---------------------------------------------
    CASE NAME: OK Turbines, Inc.                        ACCRUAL BASIS-4
   ---------------------------------------------

   ---------------------------------------------
    CASE NUMBER: 400-42146-BJH-11                      02/13/95, RWD, 2/96
   ---------------------------------------------

     -------------------------------------------------------------------------------------------------------------
                                                      SCHEDULE         MONTH           MONTH           MONTH
                                                                  ------------------------------------------------
      ACCOUNTS RECEIVABLE AGING                        AMOUNT        July 2002
     -------------------------------------------------------------------------------------------------------------
      1.   0-30                                                           $     0              $0              $0
     -------------------------------------------------------------------------------------------------------------
      2.   31-60                                                          $     0              $0              $0
     -------------------------------------------------------------------------------------------------------------
      3.   61-90                                                          $     0              $0              $0
     -------------------------------------------------------------------------------------------------------------
      4.   91+                                                            $89,622              $0              $0
     -------------------------------------------------------------------------------------------------------------
      5.   TOTAL ACCOUNTS RECEIVABLE                         $0           $89,622              $0              $0
     -------------------------------------------------------------------------------------------------------------
      6.   AMOUNT CONSIDERED UNCOLLECTIBLE                                $     0              $0              $0
     -------------------------------------------------------------------------------------------------------------
      7.   ACCOUNTS RECEIVABLE (NET)                         $0           $89,622              $0              $0
     -------------------------------------------------------------------------------------------------------------

     ------------------------------------------------------------

      AGING OF POSTPETITION TAXES AND PAYABLES                        MONTH:     July 2002
                                                                            --------------------------------------

      ------------------------------------------------------------------------------------------------------------
                                        0-30           31-60           61-90            91+
      TAXES PAYABLE                     DAYS            DAYS           DAYS            DAYS            TOTAL
      ------------------------------------------------------------------------------------------------------------
      1.   FEDERAL                              $0             $0              $0              $0              $0
      ------------------------------------------------------------------------------------------------------------
      2.   STATE                                $0             $0              $0              $0              $0
      ------------------------------------------------------------------------------------------------------------
      3.   LOCAL                                $0             $0              $0              $0              $0
      ------------------------------------------------------------------------------------------------------------
      4.   OTHER (ATTACH LIST)                  $0             $0              $0              $0              $0
      ------------------------------------------------------------------------------------------------------------
      5.   TOTAL TAXES PAYABLE                  $0             $0              $0              $0              $0
      ------------------------------------------------------------------------------------------------------------

      ------------------------------------------------------------------------------------------------------------
      6.   ACCOUNTS PAYABLE                     $0             $0              $0              $0              $0
      ------------------------------------------------------------------------------------------------------------

      ---------------------------------------------

      STATUS OF POSTPETITION TAXES                                      MONTH:     July 2002
                                                                              ------------------------------------

      ------------------------------------------------------------------------------------------------------------
                                                     BEGINNING        AMOUNT                          ENDING
                                                        TAX        WITHHELD AND/      AMOUNT            TAX
      FEDERAL                                        LIABILITY*     OR ACCRUED         PAID          LIABILITY
      ------------------------------------------------------------------------------------------------------------
      1.   WITHHOLDING**                                       $0              $0              $0              $0
      ------------------------------------------------------------------------------------------------------------
      2.   FICA-EMPLOYEE**                                     $0              $0              $0              $0
      ------------------------------------------------------------------------------------------------------------
      3.   FICA-EMPLOYER**                                     $0              $0              $0              $0
      ------------------------------------------------------------------------------------------------------------
      4.   UNEMPLOYMENT                                        $0              $0              $0              $0
      ------------------------------------------------------------------------------------------------------------
      5.   INCOME                                              $0              $0              $0              $0
      ------------------------------------------------------------------------------------------------------------
      6.   OTHER (ATTACH LIST)                                 $0              $0              $0              $0
      ------------------------------------------------------------------------------------------------------------
      7.   TOTAL FEDERAL TAXES                                 $0              $0              $0              $0
      ------------------------------------------------------------------------------------------------------------
      STATE AND LOCAL
      ------------------------------------------------------------------------------------------------------------
      8.   WITHHOLDING                                         $0              $0              $0              $0
      ------------------------------------------------------------------------------------------------------------
      9.   SALES                                               $0              $0              $0              $0
      ------------------------------------------------------------------------------------------------------------
      10.  EXCISE                                              $0              $0              $0              $0
      ------------------------------------------------------------------------------------------------------------
      11.  UNEMPLOYMENT                                        $0              $0              $0              $0
      ------------------------------------------------------------------------------------------------------------
      12.  REAL PROPERTY                                       $0              $0              $0              $0
      ------------------------------------------------------------------------------------------------------------
      13.  PERSONAL PROPERTY                                   $0              $0              $0              $0
      ------------------------------------------------------------------------------------------------------------
      14.  OTHER (ATTACH LIST)                                 $0              $0              $0              $0
      ------------------------------------------------------------------------------------------------------------
      15.  TOTAL STATE & LOCAL                                 $0              $0              $0              $0
      ------------------------------------------------------------------------------------------------------------
      16.  TOTAL TAXES                                         $0              $0              $0              $0
      ------------------------------------------------------------------------------------------------------------

      * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
      ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     Monthly Operating Report

   -----------------------------------------
    CASE NAME: OK Turbines, Inc.                        ACCRUAL BASIS-5
   -----------------------------------------

   -----------------------------------------
    CASE NUMBER: 400-42146-BJH-11                      02/13/95, RWD, 2/96
   -----------------------------------------

    The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                          MONTH:    July 2002
                                                                 -------------------------------------------------
      ------------------------------------------
      BANK RECONCILIATIONS

                                                   Account #1      Account #2       Account #3
      ------------------------------------------------------------------------------------------------------------
      A.          BANK:                         Bank of America     Bank One
      --------------------------------------------------------------------------------------------
      B.          ACCOUNT NUMBER:                15819-20089      1589845815                          TOTAL
      --------------------------------------------------------------------------------------------
      C.          PURPOSE (TYPE):                 Operating         Deposit
      ------------------------------------------------------------------------------------------------------------
      1.    BALANCE PER BANK STATEMENT                     $0              $0                               $0
      ------------------------------------------------------------------------------------------------------------
      2.    ADD: TOTAL DEPOSITS NOT CREDITED               $0              $0                               $0
      ------------------------------------------------------------------------------------------------------------
      3.    SUBTRACT: OUTSTANDING CHECKS                   $0              $0                               $0
      ------------------------------------------------------------------------------------------------------------
      4.    OTHER RECONCILING ITEMS                        $0              $0                               $0
      ------------------------------------------------------------------------------------------------------------
      5.    MONTH END BALANCE PER BOOKS                    $0              $0                               $0
      ------------------------------------------------------------------------------------------------------------
      6.    NUMBER OF LAST CHECK WRITTEN             Account closed       N/A
      ------------------------------------------------------------------------------------------------------------

      ------------------------------------------
      INVESTMENT ACCOUNTS

      ------------------------------------------------------------------------------------------------------------
                                                   DATE OF         TYPE OF          PURCHASE          CURRENT
      BANK, ACCOUNT NAME & NUMBER                  PURCHASE       INSTRUMENT          PRICE            VALUE
      ------------------------------------------------------------------------------------------------------------
      7.    N/A
      ------------------------------------------------------------------------------------------------------------
      8.    N/A
      ------------------------------------------------------------------------------------------------------------
      9.    N/A
      ------------------------------------------------------------------------------------------------------------
      10.   N/A
      ------------------------------------------------------------------------------------------------------------
      11.   TOTAL INVESTMENTS                                                                 $0              $0
      ------------------------------------------------------------------------------------------------------------

      ------------------------------------------
      CASH

      ------------------------------------------------------------------------------------------------------------
      12.   CURRENCY ON HAND                                                                                   $0
      ------------------------------------------------------------------------------------------------------------

      ------------------------------------------------------------------------------------------------------------
      13.   TOTAL CASH - END OF MONTH                                                                          $0
      ------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      Monthly Operating Report

 ----------------------------------------------
 CASE NAME: OK Turbines, Inc.                      ACCRUAL BASIS-6
 ----------------------------------------------

 ----------------------------------------------
 CASE NUMBER: 400-42146-BJH-11                        02/13/95, RWD, 2/96
 ----------------------------------------------

                                            MONTH:   July 2002

 ----------------------------------------------
 PAYMENTS TO INSIDERS AND PROFESSIONALS
 ----------------------------------------------

 OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

 ----------------------------------------------------------------
                          INSIDERS
 ----------------------------------------------------------------
                        TYPE OF        AMOUNT        TOTAL PAID
             NAME       PAYMENT         PAID          TO DATE
 ----------------------------------------------------------------
 1. GREGG NIMMO     Reimbursment              $0        $ 34,674
 ----------------------------------------------------------------
 2. GREGG NIMMO     Salary                    $0        $120,979
 ----------------------------------------------------------------
 3.
 ----------------------------------------------------------------
 4.
 ----------------------------------------------------------------
 5.
 ----------------------------------------------------------------
 6. TOTAL PAYMENTS
    TO INSIDERS                               $0        $155,653
 ----------------------------------------------------------------

 -------------------------------------------------------------------------------------------------
                                              PROFESSIONALS
 -------------------------------------------------------------------------------------------------
                             DATE OF COURT                                               TOTAL
                           ORDER AUTHORIZING      AMOUNT      AMOUNT     TOTAL PAID     INCURRED
           NAME                 PAYMENT          APPROVED      PAID       TO DATE       & UNPAID *
 -------------------------------------------------------------------------------------------------
 1. N/A
 -------------------------------------------------------------------------------------------------
 2. N/A
 -------------------------------------------------------------------------------------------------
 3. N/A
 -------------------------------------------------------------------------------------------------
 4. N/A
 -------------------------------------------------------------------------------------------------
 5. N/A
 -------------------------------------------------------------------------------------------------
 6. TOTAL PAYMENTS
    TO PROFESSIONALS                                    $0           $0            $0           $0
 -------------------------------------------------------------------------------------------------

 *  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

 ----------------------------------------------------------------------
 POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
 ----------------------------------------------------------------------

 ----------------------------------------------------------------------
                                  SCHEDULED     AMOUNTS
                                   MONTHLY       PAID        TOTAL
                                  PAYMENTS      DURING       UNPAID
          NAME OF CREDITOR           DUE         MONTH    POSTPETITION
 ----------------------------------------------------------------------
 1. N/A
 ----------------------------------------------------------------------
 2. N/A
 ----------------------------------------------------------------------
 3. N/A
 ----------------------------------------------------------------------
 4. N/A
 ----------------------------------------------------------------------
 5. N/A
 ----------------------------------------------------------------------
 6. TOTAL                                $0          $0            $0
 ----------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                    Monthly Operating Report

 -------------------------------------
 CASE  NAME: OK Turbines, Inc.               ACCRUAL BASIS-7
 -------------------------------------

 -------------------------------------
 CASE  NUMBER: 400-42146-BJH-11                     02/13/95, RWD, 2/96
 -------------------------------------

                                                MONTH:  July 2002
                                                       ---------------

 -----------------------------
 QUESTIONNAIRE

 ---------------------------------------------------------------------------------------------------------
                                                                                     YES          NO
 ---------------------------------------------------------------------------------------------------------
 1.   HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
      THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                                         X
 ---------------------------------------------------------------------------------------------------------
 2.   HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
      OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                                   X
 ---------------------------------------------------------------------------------------------------------
 3.   ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
      LOANS) DUE FROM RELATED PARTIES?                                                             X
 ---------------------------------------------------------------------------------------------------------
 4.   HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
      THIS REPORTING PERIOD?                                                                       X
 ---------------------------------------------------------------------------------------------------------
 5.   HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
      DEBTOR FROM ANY PARTY?                                                                       X
 ---------------------------------------------------------------------------------------------------------
 6.   ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                 X
 ---------------------------------------------------------------------------------------------------------
 7.   ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
      PAST DUE?                                                                                    X
 ---------------------------------------------------------------------------------------------------------
 8.   ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                             X
 ---------------------------------------------------------------------------------------------------------
 9.   ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                   X
 ---------------------------------------------------------------------------------------------------------
 10.  ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
      DELINQUENT?                                                                                  X
 ---------------------------------------------------------------------------------------------------------
 11.  HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
      REPORTING PERIOD?                                                                            X
 ---------------------------------------------------------------------------------------------------------
 12.  ARE ANY WAGE PAYMENTS PAST DUE?                                                              X
 ---------------------------------------------------------------------------------------------------------

 IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.
 _______________________________________________________________________________

 _______________________________________________________________________________

 _______________________________________________________________________________


 -----------------------------
 INSURANCE

 ---------------------------------------------------------------------------------------------------------
                                                                                     YES          NO
 ---------------------------------------------------------------------------------------------------------
 1.   ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
      NECESSARY INSURANCE COVERAGES IN EFFECT?                                        X
 ---------------------------------------------------------------------------------------------------------
 2.   ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                          X
 ---------------------------------------------------------------------------------------------------------
 3.   PLEASE ITEMIZE POLICIES BELOW.
 ---------------------------------------------------------------------------------------------------------

 IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES
 HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE
 AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.
 _______________________________________________________________________________

 _______________________________________________________________________________

 ---------------------------------------------------------------------------------------------------------
                                        INSTALLMENT PAYMENTS
 ---------------------------------------------------------------------------------------------------------
           TYPE OF                                                                    PAYMENT AMOUNT
            POLICY                    CARRIER            PERIOD COVERED                & FREQUENCY
 ---------------------------------------------------------------------------------------------------------
      See Kitty Hawk, Inc. Case #400-42141
 ---------------------------------------------------------------------------------------------------------

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

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

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

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    CASE  NAME: OK Turbines, Inc.                                                    FOOTNOTES SUPPLEMENT
   -----------------------------------------------------------------------------------

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    CASE  NUMBER: 400-42146-BJH-11                                                      ACCRUAL BASIS
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                                                                           MONTH:          July 2002
                                                                                  -------------------------



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     ACCRUAL BASIS          LINE
     FORM NUMBER           NUMBER                      FOOTNOTE / EXPLANATION
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        3                   12       All payroll is paid out of Kitty Hawk Charters, Inc. (Case #400-
   --------------------------------------------------------------------------------------------------------
                            13         42142) and allocated to the Company. Related payroll
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                                       taxes are disbursed out of and reported at KH Charters.
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        6                            All Professional fees related to the Reorganization of the
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                                       Company are disbursed out of Kitty Hawk, Inc. (Parent
   --------------------------------------------------------------------------------------------------------
                                       Company). Refer to Case # 400-42141
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        7                            All insurance plans related to the Company are carried
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                                       at Kitty Hawk, Inc. (Parent Company). Refer to Case #
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                                       400-42141.
   --------------------------------------------------------------------------------------------------------

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     General                         All inventory and fixed assets were sold on 12/19/01.
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                                       Operations have ceased.
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

CASE  NAME: OK Turbines, Inc.

CASE  NUMBER: 400-42146-BJH-11

Details of Other Items


ACCRUAL BASIS-1                                         July 2002


8. OTHER (ATTACH LIST)                              $      2,775,964  Reported
                                                    ----------------
           Intercompany Receivables                        2,776,087
           Balance A/R Aging                                    (123)
                                                    ----------------
                                                           2,775,964  Detail
                                                    ----------------
                                                                   -  Difference

22. OTHER (ATTACH LIST)                                        2,876  Reported
                                                    ----------------
           Accrued A/P                                         2,876
                                                    ----------------
                                                               2,876  Detail
                                                                   -  Difference